U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005

UCN, INC.
(Exact name of registrant as specified in its charter)

0-26917
(Commission File No.)

Delaware	87-0528557
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

14870 Pony Express Road, Bluffdale, Utah 8406
(Address of principal executive offices)

(801) 320-3300
(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 2.01       Entry into a Material Definitive Agreement

In a report on Form 8-K dated May 1, 2005 filed with the Securities and Exchange Commission, UCN, Inc., reported that effective on that date it entered into the Asset Purchase Agreement with:

Telephone Electronics Corporation, a Mississippi corporation (“TEC“),
Transtel Communications, Inc., a Delaware corporation and subsidiary of TEC,
Tel-America of Salt Lake City, Inc., a Utah corporation and subsidiary of Transtel,
Extelcom, Inc., a Utah corporation and subsidiary of Transtel,
Communication Recovery Services, Inc., a Utah corporation and subsidiary of Transtel, and
National Network Corporation, a Colorado corporation and subsidiary of Transtel.

Under the Asset Purchase Agreement UCN agreed to purchase all of the operating assets and accounts receivable of Transtel and its subsidiaries. Completion of the acquisition was subject to obtaining certain regulatory approvals from the Federal Communications Commission and state public utility commissions for transfer of the long distance customer base of Transtel and its subsidiaries to UCN.

On June 30, 2005 all regulatory approvals for transfer of the customer base were obtained. In consideration for the assets acquired, UCN assumed liabilities of Transtel and its subsidiaries totaling approximately $2.26 million at April 30, 2005, and issued to Transtel and it subsidiaries a promissory note in the principal amount of $2.15 million dollars that accrues interest at the rate of eight percent per annum from June 30, 2005, and is payable in 36 equal installments of principal plus accrued interest beginning July 31, 2005. The note is secured by certain of the assets acquired.

UCN acquired the regional telecommunications carrier business conducted by Transtel through its subsidiaries under the names TelAmerica in Utah and Colorado and as ExpressTel in Arizona, California and Nevada.

Item 9.01     Financial Statements and Exhibits

Financial Statements. Included with this filing are the following financial statements of Transtel Communications, Inc. and subsidiaries, and pro forma financial information:

March 31, 2005 - Unaudited

March 31, 2004 - Unaudited

December 31, 2004 and 2003  Audited

December 31, 2003 and 2002  Audited

Pro forma Financial Information - Unaudited

Exhibits: Copies of the following documents are included as exhibits to this Form 8-K pursuant to Item 601 of Regulation S-K.

Exhibit No.	Title of Document
10.1	Asset Purchase Agreement, May 1, 2005, between UCN, Inc. and
Telephone Electronics Corporation, a Mississippi corporation
Transtel Communications, Inc., a Delaware corporation,
Tel-America of Salt Lake City, Inc., a Utah corporation,
Extelcom, Inc., a Utah corporation,
Communication Recovery Services, Inc., a Utah corporation, and
National Network Corporation, a Colorado corporation
Excluding:
Sellers’ Schedules
Exhibit A - Term Note
Exhibit B - Security Agreement
Exhibit C - General Assignment and Bill of Sale
Exhibit D - Assumption of Liabilities
Exhibit E - Management Agreement
Annex I - Allocation of Purchase Price

10.2	Term Note for $2,150,000 dated May 1, 2005

10.3	Security Agreement dated May 1, 2005

10.4	General Assignment and Bill of Sale dated May 1, 2005,
Excluding the Schedules thereto

10.5	Assumption of Liabilities dated May 1, 2005,
Excluding the Schedules thereto

10.6	Management Agreement dated May 1, 2005

*      These documents were included as exhibits to the current report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2005, and are incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCN, INC.

Date: September 15, 2005	By:	/s/ Paul Jarman
Paul Jarman, President

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (UNAUDITED)
MARCH 31, 2005

Assets

CURRENT ASSETS
Cash and cash equivalents	$6,142,470
Accounts receivable
Customers, less allowance for doubtful accounts of $319,998	2,367,049
Other	15,534
Deferred tax assets (Note 4)	129,507
Prepayments and other current assets	306,678
8,961,238

NONCURRENT ASSETS
Deferred charges	404,996
Deferred tax assets (Note 4)	464,196
Other noncurrent assets	103,673
972,865

PROPERTY AND EQUIPMENT
Communications system	18,346,101
Office furniture and equipment	1,580,971

19,927,072
Accumulated depreciation and amortization	(19,448,551)

478,521

TOTAL ASSETS	$10,412,624

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (UNAUDITED)
MARCH 31, 2005

Liabilities and Stockholders’ Equity

CURRENT LIABILITIES
Accounts payable
Trade	$195,818
Circuit costs	2,743,111
Affiliates (Note 2)	324,193
Accrued taxes	349,645
Other accrued liabilities	534,180

4,146,947

COMMITMENTS AND CONTINGENT LIABILITIES (Note 6)	705,500

REDEEMABLE PREFERRED STOCK (Note 5)	6

STOCKHOLDERS' EQUITY (Note 5)
Common stock	4
Paid-in capital	2,435,090
Retained earnings	3,145,283
Treasury stock	(20,206)

5,560,171

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$10,412,624

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 2005

COMMUNICATION SERVICES REVENUES	$5,847,073

COST OF COMMUNICATION SERVICES
Circuit costs	3,842,594
Other direct costs	189,045

4,031,639

Gross profit	1,815,434

OPERATING EXPENSES
General operating expenses	3,053,030
Depreciation and amortization (Note 1)	95,557

3,148,587

Operating loss	(1,333,153)

NONOPERATING INCOME/(EXPENSE)
Interest expense	(3,124)
Interest income	37,421
Other income (expense) - net	(4,333)

29,964

Loss before income taxes	(1,303,189)

INCOME TAX BENEFIT (Note 4)	(47,499)

Net Loss	$(1,255,690)

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,255,690)
Adjustments to reconcile net loss to net cash
provided by (used) in operating activities:
Depreciation and amortization (Note 1)	95,557
Amortization included in circuit costs (Note 1)	43,877
Provision for uncollectible revenues	(79,086)
Provision for deferred income taxes (Note 4)	(47,499)
Changes in operating assets and liabilities:
Accounts receivable - customers	208,171
Accounts receivable - other	68,475
Prepayments and other current assets	184,040
Other noncurrent assets	(11,700)
Accounts payable	89,046
Accrued taxes	(172,818)
Other accrued liabilities	(24,696)

Net cash used in operating activities	(902,323)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(19,901)
Payments for deferred circuit installations (Note 1)	(6,946)
Redemption of cash investments	2,717,001

Net cash provided by investing activities	2,690,154

CASH FLOWS FROM FINANCING ACTIVITIES:	--

Net increase in cash and cash equivalents	1,787,831

Cash and cash equivalents at beginning of year	4,354,639

Cash and cash equivalents at end of year	$6,142,470

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
FOR THE THREE MONTHS ENDED MARCH 31, 2005

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:

Interest	$3,124

Income taxes	$--

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2005

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The unaudited consolidated financial statements, which include the accounts of Transtel Communications, Inc. (Transtel) and all wholly-owned subsidiaries (collectively, the Company), have been prepared in accordance with generally accepted accounting principles for interim financial information. The Company’s wholly-owned subsidiaries include Tel America of Salt Lake City, Inc., National Network Corporation, Extelcom, Inc., and Communication Recovery Services, Inc.

Except as otherwise disclosed, all significant intercompany transactions have been eliminated.

The financial information presented for the three months ended March 31, 2005 has not been audited by independent public accountants; however, in the opinion of management, all adjustments (which included only normal recurring adjustments) necessary to present fairly the results of operations for the three month period have been included therein. The results of operations for the first three months of 2005 are not necessarily indicative of the results of operations which might be expected for the entire fiscal year.

Nature of Operations

The Company is a diversified telecommunications enterprise. The Company’s principal line of business is the provision of competitive communication and long distance services to individuals and businesses within the continental United States, primarily in the states of Utah, California, Nevada, Arizona and Colorado. Transtel is a wholly-owned subsidiary of Telephone Electronics Corporation (TEC).

Revenue Recognition

All revenues are recognized in the period in which fees are fixed and determinable and the related products or services are provided to the end user regardless of the period in which they are subsequently billed.

Deferred revenue results from the billing of revenue or the receipt of cash in advance of when such revenues are recognized. The underlying revenue is recorded in subsequent periods as the services are provided.

Allowance for Doubtful Accounts

The allowance for doubtful accounts reflects the Company’s estimate of possible losses related to its trade accounts receivable. In establishing the allowance for doubtful accounts, the Company considers a number of factors, including historical collection experience, aging of the accounts receivable balances, current economic conditions, and a specific customer’s ability to meet its financial obligations to the Company.

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs to all classes of property, plant and equipment, as well as the replacement of minor items, are charged to maintenance expense as incurred, while renewals and major replacements are capitalized.

The Company generally provides depreciation on fixed assets using the straight-line method over the estimated useful lives of the respective assets as follows:

Estimated Useful Life
Communications system	3 - 10 Years
Office furniture and equipment	3 - 10 Years

Depreciation and amortization for property, plant and equipment amounted to approximately $95,557 for the three months ended March 31, 2005.

Income Taxes

The Company is included in the consolidated federal income tax return of TEC and in certain TEC consolidated state income tax returns. For financial reporting purposes, income taxes are generally calculated and settled as though the Company had prepared a separate consolidated tax return. The federal income tax benefits of the Company’s losses are credited to the Company in the year the losses occur, if they can be utilized on a TEC consolidated basis.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and capital loss and tax credit carryforwards.

Deferred Charges

Deferred installation costs, which are included within "Deferred charges" in the accompanying unaudited consolidated balance sheet, represent the costs incurred to connect new circuits to long distance networks. Installation costs are amortized over their related benefit period of five years using the straight-line method. The Company deferred $6,946 of installation costs and amortization amounted to $43,877 for the three months ended March 31, 2005.

Impairment or Disposal of Long-Lived Assets

In accordance with SFAS No. 144, the Company periodically reviews the carrying value of its long-lived assets and intangible assets subject to amortization whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. Recoverability of assets held for sale is measured by a comparison of the carrying value of such assets to their estimated fair market values. To the extent that the carrying value of an asset exceeds its estimated future cash flows, an impairment loss is recognized.

Cash, Cash Equivalents and Cash Investments

For purposes of the unaudited consolidated balance sheet and statement of cash flows, the Company considers all demand deposits, time deposits and certificates of deposit purchased with an original maturity of three months or less to be cash equivalents.

Disclosures About Concentrations

The Company is subject to credit risk primarily through cash balances in excess of FDIC coverage, short-term cash investments, trade receivables, and notes receivable.

Cash balances on deposit and short-term cash investments are placed with high credit-quality financial institutions and in short-duration, high quality debt securities. Although cash balances on deposit exceed the FDIC limits of coverage, the Company believes the risk of loss is remote.

The Company extends credit to customers generally on an unsecured basis in the normal course of business. The Company believes that the concentration of credit risk with respect to its trade receivables is minimized because of the Company’s large customer base and its geographic dispersion.

Advertising Costs

Costs incurred for producing and communicating advertising are expensed as incurred. Advertising expense was $56,601 for the three months ended March 31, 2005.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically and, as adjustments become necessary, they are reported in the consolidated earnings of the Company in the period in which they become known.

Comprehensive Income

Comprehensive income (loss) includes net earnings (loss) and other non-owner related changes in equity not included in the net earnings (loss) of the Company, such as unrealized gains and losses on marketable equity securities classified as available-for-sale.

2.     AFFILIATED TRANSACTIONS

In the normal course of operations, the Company receives and provides certain services or engages in transactions with TEC and certain subsidiaries of TEC (the TEC Group). The significant services and transactions with affiliated companies for the three months ended March 31, 2005, not discussed elsewhere, are summarized as follows:

Amounts incurred for executive, managerial,
technical, accounting, insurance, and other
services provided by TEC	$689,552

Assistance with tariff agreements, negotiations
and settlements with connecting companies
provided by a subsidiary of TEC	108

Amounts incurred for network transmission services
provided by other members of the TEC Group	122

The net balances due (to)/from affiliated companies at March 31, 2005 are reflected in the unaudited financial statements as follows:

Amounts included in:
Accounts receivable - other	$30
Accounts payable – trade	(29)
Accounts payable – circuit costs	(40)
Accounts payable – affiliates	(324,193)

$(324,232)

3.     RELATED PARTY TRANSACTIONS

The Company engaged in transactions with certain related parties, the majority of which relate to network transmission services. The significant transactions with related parties for the three months ended March 31, 2005, not discussed elsewhere, are summarized as follows:

Rents paid to an officer and director of TEC
for the use of property	5,400

4.     INCOME TAXES

Income taxes for the three months ended March 31, 2005 were charged to operations as follows:

Current
Federal	$--
State	--

--

Deferred
Federal	(37,712)
State	(9,787)

(47,499)

$(47,499)

The following is a summary of the items which cause the effective tax rate based on pretax loss to differ from the statutory federal income tax rate:

	Amount	% of Pretax Income
Computed "expected" federal
income tax benefit	$(456,116)	35.0%
State income tax benefit, net of
federal income tax effect	(6,362)	0.5
Items not deductible for tax purposes	22,820	(1.8)
Valuation allowance, regular NOL’s	392,159	(30.	1)

Actual income tax benefit	$(47,499)	3.6%

The tax effects of the temporary differences that give rise to the deferred tax assets and liabilities at March 31, 2005 are as follows:

Net operating loss carryforwards	$2,339,479
Allowance for doubtful accounts	138,934
Intangible assets	29,123
Property, plant and equipment	466,448
Other - net	(40,802)

Gross deferred tax assets	2,933,182
Valuation allowance	(2,339,479)

Total deferred tax assets	$593,703

Deferred tax assets and liabilities are included in the unaudited consolidated balance sheet as follows (for presentation purposes current deferred tax assets and liabilities are presented net as are noncurrent deferred tax assets and liabilities):

Deferred tax assets - current	$129,507
Deferred tax assets - noncurrent	464,196

Total net deferred tax assets	$593,703

The Company’s valuation allowance of $2,339,479 at March 31, 2005 reflects an estimated amount of unrealizable deferred tax assets principally due to net operating losses and the inability of the Company to utilize such losses in the foreseeable future.

At March 31, 2005, federal net operating loss carryforwards were approximately $5,130,438. The carryforwards expire in 2025.

5.     CAPITAL STOCK

Capital stock of the Company at March 31, 2005, is summarized as follows:

Common Stock
Class A, $.01 par value
Authorized shares	400
Issued shares	397
Outstanding shares	397

Preferred Stock
Class A, $.01 par value
Authorized shares	600
Issued shares	590
Outstanding shares	590

Treasury Stock
31 shares of Class A common, at cost	$(20,206)

The Board of Directors has authorized the issuance of 8% non-cumulative (non-voting) Class A preferred stock. Each share of the Class A preferred stock may be converted into shares of the Company’s common stock on a one-for-one basis. In the event of liquidation, the preferred shareholders would receive $3,870.26 per share prior to any distributions to common shareholders. For the three months ended March 31, 2005, no shares of preferred were converted into shares of common stock and TEC owned 100% of the outstanding shares of preferred stock. Additionally, no dividends were declared by the Board of Directors during the period in question.

6.      COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases various types of equipment and facilities under operating leases. At March 31, 2005, future minimum lease payments under noncancelable operating leases are as follows:

Nine Months Ending December 31, 2005	$425,814
2006	532,697
2007	481,608
2008	237,224
2009	118,249
Thereafter	--

Total	$1,795,592

Total rental expenses for cancelable and noncancelable operating leases amounted to $276,691 for the three months ended March 31, 2005. The majority of the future minimum annual rentals, for operating leases expiring in various years through 2009, relates to office space, telecommunications equipment and equipment facility space.

Certain operating leases provide for escalation clauses with respect to monthly rent. Each annual period rent may be adjusted by a proportionate share of the landlord’s operating and maintenance costs pertaining to the premises as compared to a pre-determined base. Also, certain operating leases provide for renewal options at the fair market rental rate at the time of the lessee’s exercising the option to renew. In the normal course of business, operating leases are generally renewed or replaced by other leases.

The Company and its subsidiaries are involved in various unspecified litigation matters primarily arising in the normal course of business. The outcome of the individual matters is not predictable. However, in the opinion of management, the final resolution of these legal matters, in the aggregate, will not have a material adverse effect on the Company’s financial position.

In connection with outstanding line cost agreements for long distance services, it is the Company’s normal business practice to withhold payment on line usage until such time as disputed billings are resolved with the carrier. The ultimate resolution of such disputed charges, in the aggregate, will not have a material adverse effect on the financial condition of the Company.

The Company is currently defending several claims relating to compensation to payphone service providers that have been filed by payphone service providers with the Federal Communications Commission (the FCC). The Telecommunications Act of 1996 requires that payphone service providers are fairly compensated for all completed intrastate and interstate calls originating from payphones in the U.S. In a series of orders, the FCC promulgated telephone service regulations to implement the payphone surcharge obligations and established the payphone compensation liabilities for interexchange carriers for both the Interim Period (November 7, 1996 through October 6, 1997) and the Intermediate Period (October 7, 1997 through April 20, 1999).

The Company intends to vigorously defend any and all claims brought by payphone service providers with respect to payphone compensation for both the Interim and Intermediate Period. Additionally, the Company has retained legal counsel to represent its interests before the FCC with respect to such matters. Furthermore, the Company believes that it has valid counterclaims, offsets and defenses which would potentially limit the Company’s specific liability for such charges. As of the date of this report, the results of both asserted and unasserted claims cannot be predicted with certainty, and therefore no evaluation can be made as to the likelihood of an unfavorable outcome. Even though the outcome of the matters discussed above cannot be predicted with certainty, the Company has assessed its risk and has made accounting estimates as required under generally accepted accounting principles. Based on estimates prepared by management, the Company had an accrual of $705,500 at March 31, 2005 to cover potential future expenditures. Accruals recorded for such contingencies are included within the “Commitments and contingent liabilities” financial statement line item on the accompanying consolidated balance sheets.

Depending on the results of future legislation, the outcome of future court cases involving similar claims and other related factors, it is reasonably possible that the Company could incur additional costs in excess of the amounts accrued at March 31, 2005 related to payphone compensation claims. The ultimate settlement amounts paid in the future, if any, could have a material effect on the Company’s financial condition, results of operations and operating cash flows. However, such additional costs, if any, cannot be currently estimated. Management of the Company will revise its estimates of such liability prospectively as additional information is obtained.

The IRS is currently in the process of auditing TEC’s federal income tax returns for the years 2002 and 2003 (which include the Company). As the final outcome of such IRS related proceedings cannot be predicted at period end, the accompanying unaudited consolidated financial statements do not contain any reserves or loss contingencies.

7.        EMPLOYEE BENEFIT PLANS

Employee Stock Ownership Plan (ESOP)

TEC sponsors an ESOP that covers substantially all U.S. based employees with one year or more of service with a participating company, and accounts for its ESOP in accordance with Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans”. Participating companies include TEC and its subsidiaries (including the Company). Participating company contributions determined annually by TEC’s Board of Directors fund this plan. There were no contributions by the Company for the three months ended March 31, 2005.

Pension and Profit Sharing

The Company is included in the Telephone Electronics Corporation Pension and Profit Sharing Plan and Trust (the TEC Plan) which covers substantially all employees. Employer annual contributions, if any, are made from profits in an annual amount determined at the sole discretion of the employer, but not in excess of the amounts permitted under the Internal Revenue Code as a deductible expense. As of January 1, 2004 the TEC Plan was amended and restated to a 401(k) plan. Participating employees may contribute a portion of their compensation to the Plan, and the Company, at its discretion, makes matching contributions based on the employee’s contribution. Participation in the 401(k) Plan is open to employees who have attained the age of 21, completed one year of service (as defined under the 401(k) Plan), and are not covered by a collective bargaining agreement. Currently, the Company makes safe harbor matching contributions of 100% of the first 3% of employee compensation contributed to the 401(k) Plan and 50% of the next 2% of employee compensation contributed to the 401(k) Plan. Total matching contributions recognized by the Company were $35,133 for the three months ended March 31, 2005.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosures About Fair Value of Financial Instruments” requires disclosure of fair value information about financial instruments, whether or not recognized on the face of the balance sheet, for which it is practical to estimate such fair value. SFAS No. 107 defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of expected future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in an immediate settlement of the underlying instrument.

The carrying amount for cash and cash equivalents, cash investments, receivables, accounts payable and short-term debt approximates fair value due to the short maturity of these instruments.

9.      SUBSEQUENT EVENTS

On May 2, 2005, TEC signed a definitive asset purchase agreement with UCN, Inc. (UCN) to sell certain telecommunications network equipment, customer lists, intangibles and other operating assets of the Company for $2.2 million. Additionally, under the terms of the agreement UCN has agreed to assume certain operating lease commitments of the Company relating to such assets, and will operate the day-to-day activities of the Company under a management agreement until the requisite regulatory approvals are obtained. UCN is a Salt Lake City based provider of on-demand contact center application services and business telecommunications services.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (UNAUDITED)
MARCH 31, 2004

Assets

CURRENT ASSETS
Cash and cash equivalents	$7,095,699
Cash investment	2,677,491
Accounts receivable - trade (net)	3,145,424
Accounts receivable - affiliates	143,247
Accounts receivable - other	77,439
Notes receivable	24,224
Prepayments	523,882
Deferred tax asset	290,912
Other current assets	9,780

13,988,098

NONCURRENT ASSETS
Receivables from affiliates	19,413,063
Deferred charges	534,442
Deferred tax assets	608,933
Licenses and other assets	72,425

20,628,863

PROPERTY AND EQUIPMENT
Communications system	18,369,084
Office furniture and equipment	1,594,123

9,963,207
Accumulated depreciation and amortization	(19,069,041)

894,166

TOTAL ASSETS	$35,511,127

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (UNAUDITED)
MARCH 31, 2004

Liabilities and Stockholders’ Equity

CURRENT LIABILITIES
Accounts payable - trade	$372,027
Accounts payable - toll settlements	2,903,617
Accounts payable - other	3,535
Advance billings and deposits	44,164
Accrued taxes	633,163
Other accrued liabilities	536,032

4,492,538

REDEEMABLE PREFERRED STOCK	6

STOCKHOLDERS' EQUITY
Common stock	4
Paid-in capital	2,435,090
Retained earnings	28,603,695
Treasury stock	(20,206)

31,018,583

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$35,511,127

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 2004

SALES AND REVENUE	$7,594,157

DIRECT COST
Circuit costs	4,326,036
Other direct costs	126,957

4,452,993

Gross profit	3,141,164

OPERATING EXPENSES
Operating expenses	3,422,318
Depreciation and amortization	237,288

3,659,606

Operating loss	(518,442)

NONOPERATING INCOME/(EXPENSE)
Interest expense	(1,530)
Gain (Loss) on sale of assets	400
Other income (expense) - net	45,188

44,058

Loss before income taxes	(474,384)

INCOME TAXES
Income taxes - current	--
Income taxes - deferred	(40,002)

(40,002)

Net Loss	$(434,382)

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(434,382)
Depreciation and amortization (Note 1)	184,948
Amortization included in circuit costs (Note 1)	52,340
Provision for uncollectible revenues	(102,791)
Provision for deferred income taxes (Note 4)	(40,002)
Adjustments to reconcile net loss to net cash
used in operating activities:
Changes in assets and liabilities:
Accounts receivable - customers	38,881
Accounts receivable - other	2,240
Accounts receivable - affiliates	108,336
Notes payable	(13,424)
Prepayments and other current assets	(153,427)
Accounts payable	178,713
Accrued taxes	154,045
Other accrued liabilities	(5,904)

Net cash used in operating activities	(30,427)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(721)
Payments for deferred circuit installations (Note 1)	(44,093)

Net cash used in investing activities	(44,814)

CASH FLOWS FROM FINANCING ACTIVITIES:	--

Net decrease in cash and cash equivalents	(75,241)

Cash and cash equivalents at beginning of year	7,170,940

Cash and cash equivalents at end of year	$7,095,699

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:

Interest	$--

Income taxes	$--

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2004

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The unaudited consolidated financial statements, which include the accounts of Transtel Communications, Inc. (Transtel) and all wholly-owned subsidiaries (collectively, the Company), have been prepared in accordance with generally accepted accounting principles for interim financial information. The Company’s wholly-owned subsidiaries include Tel America of Salt Lake City, Inc., National Network Corporation, Extelcom, Inc., and Communication Recovery Services, Inc.

Except as otherwise disclosed, all significant intercompany transactions have been eliminated.

The financial information presented for the three months ended March 31, 2004 has not been audited by independent public accountants; however, in the opinion of management, all adjustments (which included only normal recurring adjustments) necessary to present fairly the results of operations for the three month period have been included therein. The results of operations for the first three months of 2004 are not necessarily indicative of the results of operations which might be expected for the entire fiscal year.

Nature of Operations

The Company is a diversified telecommunications enterprise. The Company’s principal line of business is the provision of competitive communication and long distance services to individuals and businesses within the continental United States, primarily in the states of Utah, California, Nevada, Arizona and Colorado. Transtel is a wholly-owned subsidiary of Telephone Electronics Corporation (TEC).

Revenue Recognition

All revenues are recognized in the period in which fees are fixed and determinable and the related products or services are provided to the end user regardless of the period in which they are subsequently billed.

Deferred revenue results from the billing of revenue or the receipt of cash in advance of when such revenues are recognized. The underlying revenue is recorded in subsequent periods as the services are provided.

Allowance for Doubtful Accounts

The allowance for doubtful accounts reflects the Company’s estimate of possible losses related to its trade accounts receivable. In establishing the allowance for doubtful accounts, the Company considers a number of factors, including historical collection experience, aging of the accounts receivable balances, current economic conditions, and a specific customer’s ability to meet its financial obligations to the Company.

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs to all classes of property, plant and equipment, as well as the replacement of minor items, are charged to maintenance expense as incurred, while renewals and major replacements are capitalized.

The Company generally provides depreciation on fixed assets using the straight-line method over the estimated useful lives of the respective assets as follows:

Estimated Useful Life
Communications system	3 - 10 Years
Office furniture and equipment	3 - 10 Years

Depreciation and amortization for property, plant and equipment amounted to approximately $184,948 for the three months ended March 31, 2004.

Income Taxes

The Company is included in the consolidated federal income tax return of TEC and in certain TEC consolidated state income tax returns. For financial reporting purposes, income taxes are generally calculated and settled as though the Company had prepared a separate consolidated tax return. The federal income tax benefits of the Company’s losses are credited to the Company in the year the losses occur, if they can be utilized on a TEC consolidated basis.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and capital loss and tax credit carryforwards.

Deferred Charges

Deferred installation costs, which are included within "Deferred charges" in the accompanying unaudited consolidated balance sheet, represent the costs incurred to connect new circuits to long distance networks. Installation costs are amortized over their related benefit period of five years using the straight-line method. The Company deferred $44,093 of installation costs and amortization amounted to $52,340 for the three months ended March 31, 2004.

Impairment or Disposal of Long-Lived Assets

In accordance with SFAS No. 144, the Company periodically reviews the carrying value of its long-lived assets and intangible assets subject to amortization whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. Recoverability of assets held for sale is measured by a comparison of the carrying value of such assets to their estimated fair market values. To the extent that the carrying value of an asset exceeds its estimated future cash flows, an impairment loss is recognized.

Cash, Cash Equivalents and Cash Investments

For purposes of the unaudited consolidated balance sheet and statement of cash flows, the Company considers all demand deposits, time deposits and certificates of deposit purchased with an original maturity of three months or less to be cash equivalents.

Disclosures About Concentrations

The Company is subject to credit risk primarily through cash balances in excess of FDIC coverage, short-term cash investments, trade receivables, and notes receivable.

Cash balances on deposit and short-term cash investments are placed with high credit-quality financial institutions and in short-duration, high quality debt securities. Although cash balances on deposit exceed the FDIC limits of coverage, the Company believes the risk of loss is remote.

The Company extends credit to customers generally on an unsecured basis in the normal course of business. The Company believes that the concentration of credit risk with respect to its trade receivables is minimized because of the Company’s large customer base and its geographic dispersion.

Advertising Costs

Costs incurred for producing and communicating advertising are expensed as incurred. Advertising expense was $115,720 for the three months ended March 31, 2004.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically and, as adjustments become necessary, they are reported in the consolidated earnings of the Company in the period in which they become known.

Comprehensive Income

Comprehensive income (loss) includes net earnings (loss) and other non-owner related changes in equity not included in the net earnings (loss) of the Company, such as unrealized gains and losses on marketable equity securities classified as available-for-sale.

2.     AFFILIATED TRANSACTIONS

In the normal course of operations, the Company receives and provides certain services or engages in transactions with TEC and certain subsidiaries of TEC (the TEC Group). The significant services and transactions with affiliated companies for the three months ended March 31, 2004, not discussed elsewhere, are summarized as follows:

Amounts incurred for executive, managerial,
technical, accounting, insurance, and other
services provided by TEC	$650,178

The net balances due (to)/from affiliated companies at March 31, 2004 are reflected in the unaudited financial statements as follows:

Amounts included in:
Accounts receivable - affiliates	$143,247
Noncurrent receivable from affiliates	19,413,063
Accounts payable - circuit costs	(60)
Accounts payable - affiliates	(130,097)

$19,426,153

3.     RELATED PARTY TRANSACTIONS

The Company engaged in transactions with certain related parties, the majority of which relate to network transmission services. The significant transactions with related parties for the three months ended March 31, 2004, not discussed elsewhere, are summarized as follows:

Rents paid to an officer and director of TEC for the use of property	5,400

Lease payments paid to an officer for rent of office space	2,850

4.      INCOME TAXES

Income taxes for the three months ended March 31, 2004 were charged to operations as follows:

Current
Federal	$--
State	--

--

Deferred
Federal	(29,964)
State	(10,038)

(40,002)

$(40,002)

The following is a summary of the items which cause the effective tax rate based on pretax loss to differ from the statutory federal income tax rate:

	Amount	% of Pretax Income
Computed "expected" federal
income tax benefit	$(166,034)	35.0%
State income tax benefit, net of
federal income tax effect	(6,525)	1.4
Items not deductible for tax purposes	24,221	(5.1)
Valuation allowance, regular NOL's	108,336	(22.9)

Actual income tax benefit	$(40,002)	8.4%

The tax effects of the temporary differences that give rise to the deferred tax assets and liabilities at March 31, 2004 are as follows:

Net operating loss carryforwards	$259,948
Allowance for doubtful accounts	308,340
Intangible assets	35,121
Property, plant and equipment	453,132
Other - net	(48,360)

Gross deferred tax assets	1,008,181
Valuation allowance	(108,336)

Total deferred tax assets	$899,845

Deferred tax assets and liabilities are included in the unaudited consolidated balance sheet as follows (for presentation purposes current deferred tax assets and liabilities are presented net as are noncurrent deferred tax assets and liabilities):

Deferred tax assets - current	$290,912
Deferred tax assets - noncurrent	608,933

Total net deferred tax assets	$899,845

The Company’s valuation allowance of $108,336 at March 31, 2004 reflects an estimated amount of unrealizable deferred tax assets principally due to net operating losses and the inability of the Company to utilize such losses in the foreseeable future.

At March 31, 2004, federal net operating loss carryforwards were approximately $742,909. The carryforwards expire in 2026.

5.     CAPITAL STOCK

Capital stock of the Company at March 31, 2004, is summarized as follows:

Common Stock
Class A, $.01 par value
Authorized shares	400
Issued shares	397
Outstanding shares	397

Preferred Stock
Class A, $.01 par value
Authorized shares	600
Issued shares	590
Outstanding shares	590

Treasury Stock
.31 shares of Class A common, at cost	$(20,206)

The Board of Directors has authorized the issuance of 8% non-cumulative (non-voting) Class A preferred stock. Each share of the Class A preferred stock may be converted into shares of the Company’s common stock on a one-for-one basis. In the event of liquidation, the preferred shareholders would receive $3,870.26 per share prior to any distributions to common shareholders. For the three months ended March 31, 2004, no shares of preferred were converted into shares of common stock and TEC owned 100% of the outstanding shares of preferred stock. Additionally, no dividends were declared by the Board of Directors during the period in question.

6.      COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases various types of equipment and facilities under operating leases. At March 31, 2004, future minimum lease payments under noncancelable operating leases are as follows:

Nine Months Ended March 31, 2004	$401,393
2005	607,035
2006	532,697
2007	481,608
2008	237,224
Thereafter	118,249
Total	$2,378,206

Total rental expenses for cancelable and noncancelable operating leases amounted to $331,011 for the three months ended March 31, 2004. The majority of the future minimum annual rentals, for operating leases expiring in various years through 2009, relates to office space, telecommunications equipment and equipment facility space.

Certain operating leases provide for escalation clauses with respect to monthly rent. Each annual period rent may be adjusted by a proportionate share of the landlord’s operating and maintenance costs pertaining to the premises as compared to a pre-determined base. Also, certain operating leases provide for renewal options at the fair market rental rate at the time of the lessee’s exercising the option to renew. In the normal course of business, operating leases are generally renewed or replaced by other leases.

The Company and its subsidiaries are involved in various unspecified litigation matters primarily arising in the normal course of business. The outcome of the individual matters is not predictable. However, in the opinion of management, the final resolution of these legal matters, in the aggregate, will not have a material adverse effect on the Company’s financial position.

In connection with outstanding line cost agreements for long distance services, it is the Company’s normal business practice to withhold payment on line usage until such time as disputed billings are resolved with the carrier. The ultimate resolution of such disputed charges, in the aggregate, will not have a material adverse effect on the financial condition of the Company.

The Company is currently defending several claims relating to compensation to payphone service providers that have been filed by payphone service providers with the Federal Communications Commission (the FCC). The Telecommunications Act of 1996 requires that payphone service providers are fairly compensated for all completed intrastate and interstate calls originating from payphones in the U.S. In a series of orders, the FCC promulgated telephone service regulations to implement the payphone surcharge obligations and established the payphone compensation liabilities for interexchange carriers for both the Interim Period (November 7, 1996 through October 6, 1997) and the Intermediate Period (October 7, 1997 through April 20, 1999).

The Company intends to vigorously defend any and all claims brought by payphone service providers with respect to payphone compensation for both the Interim and Intermediate Period. Additionally, the Company has retained legal counsel to represent its interests before the FCC with respect to such matters. Furthermore, the Company believes that it has valid counterclaims, offsets and defenses which would potentially limit the Company’s specific liability for such charges.

The ultimate settlement amounts paid in the future, if any, could have a material effect on the Company’s financial condition, results of operations and operating cash flows. However, such additional costs, if any, cannot be currently estimated. Management of the Company will revise its estimates of such liability prospectively as additional information is obtained.

The IRS is currently in the process of auditing TEC’s federal income tax returns for the years 2002 and 2003 (which include the Company). As the final outcome of such IRS related proceedings cannot be predicted at period end, the accompanying unaudited consolidated financial statements do not contain any reserves or loss contingencies.

7.     EMPLOYEE BENEFIT PLANS

Employee Stock Ownership Plan (ESOP)

TEC sponsors an ESOP that covers substantially all U.S. based employees with one year or more of service with a participating company, and accounts for its ESOP in accordance with Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans”. Participating companies include TEC and its subsidiaries (including the Company). Participating company contributions determined annually by TEC’s Board of Directors fund this plan. There were no contributions by the Company for the three months ended March 31, 2004.

Pension and Profit Sharing

The Company is included in the Telephone Electronics Corporation Pension and Profit Sharing Plan and Trust (the TEC Plan) which covers substantially all employees. Employer annual contributions, if any, are made from profits in an annual amount determined at the sole discretion of the employer, but not in excess of the amounts permitted under the Internal Revenue Code as a deductible expense. As of January 1, 2004 the TEC Plan was amended and restated to a 401(k) plan. Participating employees may contribute a portion of their compensation to the Plan, and the Company, at its discretion, makes matching contributions based on the employee’s contribution. Participation in the 401(k) Plan is open to employees who have attained the age of 21, completed one year of service (as defined under the 401(k) Plan), and are not covered by a collective bargaining agreement. Currently, the Company makes safe harbor matching contributions of 100% of the first 3% of employee compensation contributed to the 401(k) Plan and 50% of the next 2% of employee compensation contributed to the 401(k) Plan. Total matching contributions recognized by the Company were $31,501 for the three months ended March 31, 2004.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosures About Fair Value of Financial Instruments” requires disclosure of fair value information about financial instruments, whether or not recognized on the face of the balance sheet, for which it is practical to estimate such fair value. SFAS No. 107 defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of expected future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in an immediate settlement of the underlying instrument.

The carrying amount for cash and cash equivalents, cash investments, receivables, accounts payable and short-term debt approximates fair value due to the short maturity of these instruments.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

TRANSTEL COMMUNICATIONS, INC.

We have audited the consolidated balance sheets of Transtel Communications, Inc. (a wholly-owned subsidiary of Telephone Electronics Corporation) and Subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of stockholders’ equity, operations, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraphs, we conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company had recorded inter-company receivables of $19,413,063, which is included in receivables from affiliates, as of December 31, 2003, that, in our opinion, are more appropriately recorded as dividends in order to conform with U.S. generally accepted accounting principles. If these receivables were recorded as dividends, both retained earnings and inter-company receivables would be decreased by $19,413,063 as of December 31, 2003.

In our opinion, except for the effects on the 2003 financial statements of the treatment of the inter-company receivables discussed in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of Transtel Communications, Inc. and Subsidiaries as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/ s / Mayer Hoffman McCann PC

Salt Lake City, Utah
March 18, 2005

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

Assets

	2004	2003
CURRENT ASSETS
Cash and cash equivalents	$4,354,639	$7,170,940
Cash investments	2,717,001	2,677,491
Accounts receivable
Customers, less allowance for doubtful accounts
of $237,300 and $658,047, respectively	2,496,134	3,333,097
Other	84,009	79,679
Deferred tax assets (Note 4)	96,020	280,492
Prepayments and other current assets	490,718	391,035
	10,238,521	13,932,734

NONCURRENT ASSETS
Receivables from affiliates (Note 2)	--	19,413,063
Deferred charges	441,927	542,689
Deferred tax assets (Note 4)	450,184	579,351
Other noncurrent assets	91,973	72,425
	984,084	20,607,528

PROPERTY AND EQUIPMENT
Communications system	18,343,863	18,368,363
Office furniture and equipment	1,563,308	1,594,123
	19,907,171	19,962,486
Accumulated depreciation and amortization	(19,352,994)	(18,884,093)
	554,177	1,078,393

TOTAL ASSETS	$11,776,782	$35,618,655

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

Liabilities and Stockholders' Equity

	2004	2003
CURRENT LIABILITIES
Accounts payable
Trade	$365,836	$469,748
Circuit costs	2,403,477	2,249,149
Affiliates (Note 2)	404,763	--
Accrued taxes	522,463	479,118
Other accrued liabilities	558,876	591,369
	4,255,415	3,789,384

COMMITMENTS AND CONTINGENT LIABILITIES (Note 6)	705,500	376,300

REDEEMABLE PREFERRED STOCK (Note 5)	6	6

STOCKHOLDERS' EQUITY (Note 5)
Common stock	4	4
Paid-in capital	2,435,090	2,435,090
Retained earnings	4,400,973	29,038,077
Treasury stock	(20,206)	(20,206)
	6,815,861	31,452,965

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$11,776,782	$35,618,655

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	Common Shares Outstanding	Total Stockholders' Equity	Common Stock	Paid-In Capital	Retained Earnings	Treasury Stock
BALANCES,
December 31, 2002	397	$32,169,660	$4	$2,435,090	$29,754,772	$(20,206)

Net Loss	--	(716,695)	--	--	(716,695)	--

BALANCES,
December 31, 2003	397	31,452,965	4	2,435,090	29,038,077	(20,206)

Net Loss	--	(3,702,360)	--	--	(3,702,360)	--

Non-cash distribution to TEC (Note 2)	--	(20,934,744)	--	--	(20,934,744)	--

BALANCES,
December 31, 2004	397	$6,815,861	$4	$2,435,090	$4,400,973	$(20,206)

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
COMMUNICATION SERVICES REVENUES	$26,786,653	$34,370,278

COST OF COMMUNICATION SERVICES
Circuit costs	16,009,413	18,609,183
Other direct costs	824,626	1,413,602
	16,834,039	20,022,785

Gross profit	9,952,614	14,347,493

OPERATING EXPENSES
General operating expenses	12,858,161	14,411,219
Depreciation and amortization (Note 1)	552,274	1,049,146
	13,410,435	15,460,365

Operating loss	(3,457,821)	(1,112,872)

NONOPERATING INCOME/(EXPENSE)
Interest expense	(14,260)	(6,061)
Interest income	156,145	171,240
Other income (expense) - net	(62,385)	1,918
	79,500	167,097

Loss before income taxes	(3,378,321)	(945,775)

INCOME TAX EXPENSE (BENEFIT) (Note 4)	324,039	(229,080)

Net Loss	$(3,702,360)	$(716,695)

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,702,360)	(716,695)
Depreciation and amortization (Note 1)	552,274	1,049,146
Amortization included in circuit costs (Note 1)	193,988	196,490
Provision for uncollectible revenues	(194,026)	(326,981)
Provision for deferred income taxes (Note 4)	313,639	(264,074)
(Gain) loss on sale of assets	(344)	743
Adjustments to reconcile net loss to net cash
(used in) provided by operating activities:	180,978	865,021
Net cash (used in) provided by operating activities	(2,655,851)	803,650

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(29,188)	(132,607)
Payments for deferred circuit installations (Note 1)	(93,226)	(300,699)
Redemption of cash investments	2,677,491	2,588,640
Purchase of cash investments	(2,717,001)	(2,677,491)
Proceeds from sales of property and equipment	1,474	300
Advances to affiliates	--	158,101
Net cash used for investing activities	(160,450)	(363,756)

CASH FLOWS FROM FINANCING ACTIVITIES:	--	--

Net (decrease) increase in cash and cash equivalents	(2,816,301)	439,894

Cash and cash equivalents at beginning of year	7,170,940	6,731,046

Cash and cash equivalents at end of year	$4,354,639	7,170,940

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2003	2004
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Changes in assets and liabilities:
Accounts receivable - customers	$1,030,989	$1,218,933
Accounts receivable - other	(4,330)	199,500
Prepayments and other current assets	(99,683)	(159,927)
Receivables from affiliates	(271,681)	--
Advances to affiliates (Note 2)	(1,250,000)	--
Other noncurrent assets	(19,548)	2,601
Accounts payable	455,179	(555,277)
Accrued taxes	43,345	(99,261)
Other accrued liabilities	(32,493)	(117,848)
Commitments and contingent liabilities (Note 6)	329,200	376,300

Total adjustments	180,978	865,021

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest	$14,260	$6,061

Income taxes	$--	$--

NON-CASH TRANSACTIONS:

Reclass of Accounts receivable - affiliates to Receivables from
affiliates	$--	$414,439

Non-cash distribution to TEC (Note 2)	$20,934,744	$--

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Transtel Communications, Inc. (Transtel) and all wholly-owned subsidiaries (collectively, the Company). The Company’s wholly-owned subsidiaries include Tel America of Salt Lake City, Inc., National Network Corporation, Extelcom, Inc., and Communication Recovery Services, Inc.

Except as otherwise disclosed, all significant intercompany transactions have been eliminated.

Nature of Operations

The Company is a diversified telecommunications enterprise. The Company’s principal line of business is the provision of competitive communication and long distance services to individuals and businesses within the continental United States, primarily in the states of Utah, California, Nevada, Arizona and Colorado. Transtel is a wholly-owned subsidiary of Telephone Electronics Corporation (TEC).

Revenue Recognition

All revenues are recognized in the period in which fees are fixed and determinable and the related products or services are provided to the end user regardless of the period in which they are subsequently billed.

Deferred revenue results from the billing of revenue or the receipt of cash in advance of when such revenues are recognized. The underlying revenue is recorded in subsequent periods as the services are provided.

Allowance for Doubtful Accounts

The allowance for doubtful accounts reflects the Company’s estimate of possible losses related to its trade accounts receivable. In establishing the allowance for doubtful accounts, the Company considers a number of factors, including historical collection experience, aging of the accounts receivable balances, current economic conditions, and a specific customer’s ability to meet its financial obligations to the Company.

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs to all classes of property, plant and equipment, as well as the replacement of minor items, are charged to maintenance expense as incurred, while renewals and major replacements are capitalized.

The Company generally provides depreciation on fixed assets using the straight-line method over the estimated useful lives of the respective assets as follows:

Estimated Useful Life
Communications system	3 - 10 Years
Office furniture and equipment	3 - 10 Years

Depreciation and amortization for property, plant and equipment amounted to approximately $552,000 and $1.0 million for 2004 and 2003, respectively.

Income Taxes

The Company is included in the consolidated federal income tax return of TEC and in certain TEC consolidated state income tax returns. For financial reporting purposes, income taxes are generally calculated and settled as though the Company had prepared a separate consolidated tax return. The federal income tax benefits of the Company’s losses are credited to the Company in the year the losses occur, if they can be utilized on a TEC consolidated basis.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and capital loss and tax credit carryforwards.

Recently Issued Accounting Pronouncements

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 establishes standards for classification and measurement of certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within the scope of SFAS No. 150 as a liability. On November 7, 2003, the FASB issued FASB Staff Position No. 150-3 which deferred certain aspects of SFAS No. 150. The implementation of SFAS No. 150 during 2004 did not have a material impact on the Company’s consolidated statement of operations or financial position.

In January 2003, the FASB issued FASB Interpretation (FIN) No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51, Consolidated Financial Statements,” and subsequently revised the accounting standard in December 2003 with the issuance of FIN 46-R. This interpretation requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if certain criteria are met, as outlined in the Interpretation. The adoption of this Statement in 2004 did not have a material impact on the consolidated results of operations or the financial position of the Company.

Deferred Charges

Deferred installation costs, which are included within “Deferred charges” in the accompanying consolidated balance sheets, represent the costs incurred to connect new circuits to long distance networks. Installation costs are amortized over their related benefit period of five years using the straight-line method. The Company deferred $93,226 and $300,699 of installation costs and amortization amounted to $193,988 and $196,490 for 2004 and 2003, respectively.

Impairment or Disposal of Long-Lived Assets

In accordance with SFAS No. 144, the Company periodically reviews the carrying value of its long-lived assets and intangible assets subject to amortization whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. Recoverability of assets held for sale is measured by a comparison of the carrying value of such assets to their estimated fair market values. To the extent that the carrying value of an asset exceeds its estimated future cash flows, an impairment loss is recognized.

Cash, Cash Equivalents and Cash Investments

For purposes of the consolidated balance sheets and statements of cash flows, the Company considers all demand deposits, time deposits and certificates of deposit purchased with an original maturity of three months or less to be cash equivalents.

Disclosures About Concentrations

The Company is subject to credit risk primarily through cash balances in excess of FDIC coverage, short-term cash investments, trade receivables, and notes receivable.

Cash balances on deposit and short-term cash investments are placed with high credit-quality financial institutions and in short-duration, high quality debt securities. Although cash balances on deposit exceed the FDIC limits of coverage, the Company believes the risk of loss is remote.

The Company extends credit to customers generally on an unsecured basis in the normal course of business. The Company believes that the concentration of credit risk with respect to its trade receivables is minimized because of the Company’s large customer base and its geographic dispersion.

Advertising Costs

Costs incurred for producing and communicating advertising are expensed as incurred. Advertising expense was $297,708 and $624,108 for the years ended December 31, 2004 and 2003, respectively.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically and, as adjustments become necessary, they are reported in the consolidated earnings of the Company in the period in which they become known.

Comprehensive Income (Loss)

Comprehensive income (loss) includes net earnings (loss) and other non-owner related changes in equity not included in the net earnings (loss) of the Company, such as unrealized gains and losses on marketable equity securities classified as available-for-sale. There was no comprehensive income (loss) in 2004 or 2003.

Reclassifications

Certain reclassifications have been made to conform 2003 amounts to 2004 classifications, none of which had a material effect on these consolidated financial statements.

2.     AFFILIATED TRANSACTIONS

In the normal course of operations, the Company receives and provides certain services or engages in transactions with TEC and certain subsidiaries of TEC (the TEC Group). The significant services and transactions with affiliated companies not discussed elsewhere are summarized as follows:

	2004	2003
Amounts incurred for executive, managerial,
technical, accounting, insurance, and other
services provided by TEC	$2,481,996	$2,155,173

Assistance with tariff agreements, negotiations
and settlements with connecting companies
provided by a subsidiary of TEC	18,650	33,085

Amounts incurred for network transmission services
provided by other members of the TEC Group	179,872	793,786

During 2004 the Company made an intercompany cash distribution to TEC in the amount of $1,250,000. No formal note receivable or other legal documentation was executed among the parties with respect to such transaction. The cash distribution was recorded to the Company’s intercompany accounts receivable due from TEC, and is included as a component of the non-cash distribution noted below.

In addition to the above transactions, during 2004 the Company made a non-cash distribution to TEC of the Company’s receivable from TEC in the amount of $20,934,744.

The net balances due (to)/from affiliated companies are reflected in the financial statements as follows:

	2004	2003
Receivables from affiliates	$--	$19,413,063
Amounts included in:
Accounts receivable - trade	--	523
Accounts receivable - other	9	--
Accounts payable - trade	(706)	--
Accounts payable - circuit costs	--	(335,560)
Accounts payable - affiliates	(404,763)	--
Other accrued liabilities	--	(8,151)
	$(405,460)	$19,069,875

3.     RELATED PARTY TRANSACTIONS

The Company engaged in transactions with certain related parties, the majority of which relate to network transmission services. The significant transactions not discussed elsewhere are summarized as follows:

	2004	2003
Amounts incurred for network transmission
services provided by companies owned or
controlled by officers and directors of TEC	$--	$151,447

Lease payments paid to an officer for rent of
office space	4,750	11,400

Rents paid to an officer and director of TEC
for the use of property	21,600	21,600

4.     INCOME TAXES

Income taxes were charged to operations as follows:

	2004	2003
Current
Federal	$--	$25,394
State	10,400	9,600
	10,400	34,994
Deferred
Federal	292,288	(250,755)
State	21,351	(13,319)
	313,639	(264,074)

	$324,039	$(229,080)

The following is a summary of the items which cause the effective tax rate based on pretax loss to differ from the statutory federal income tax rate:

	2004			2003
	Amount	% of Pretax Income		Amount	% of Pretax Income
Computed "expected" federal
income tax benefit	$(1,182,412)	35.0%		$(331,021)	(35.	0)%
State income tax expense (benefit),
net of federal income tax effect	20,638	(0.6)		(2,417)	(0.3)
Items not deductible for tax purposes	82,319	(2.4)		97,133	10.3
Valuation allowance, regular NOL's	1,403,494	(41.	5)	--	--
Other - net	--	.-		7,225	0.8
Actual income tax expense (benefit)	$324,039	(9.5)%		$(229,080)	(24.	2)%

The tax effects of the temporary differences that give rise to the deferred tax assets and liabilities at December 31, 2004 and 2003 are as follows:

	2004	2003
Net operating loss carryforwards	$1,828,552	$151,613
Allowance for doubtful accounts	103,000	272,370
Intangible assets	30,614	36,596
Property, plant and equipment	449,965	419,369
Other - net	(37,375)	(20,105)
Gross deferred tax assets	2,374,756	859,843
Valuation allowance	(1,828,552)	--
Total deferred tax assets	$546,204	$859,843

Deferred tax assets and liabilities are included in the consolidated balance sheets as follows (for presentation purposes current deferred tax assets and liabilities are presented net as are noncurrent deferred tax assets and liabilities):

	2004	2003
Deferred tax assets - current	$96,020	$280,492
Deferred tax assets - noncurrent	450,184	579,351
Total net deferred tax assets	$546,204	$859,843

The Company’s 2004 valuation allowance of $1,828,552 reflects an estimated amount of unrealizable deferred tax assets principally due to net operating losses and the inability of the Company to utilize such losses in the foreseeable future.

During 2004, the IRS completed its examination of TEC’s federal income tax returns for the years 1999, 2000 and 2001 (which included the Company) and proposed no adjustments that related to the Company.

At December 31, 2004, federal net operating loss carryforwards were approximately $4,009,984. The carryforwards expire in 2024.

5.     CAPITAL STOCK

Capital stock of the Company at December 31, 2004 and 2003, is summarized as follows:

	2004	2003
Common Stock
Class A, $.01 par value
Authorized shares	400	400
Issued shares	397	397
Outstanding shares	397	397

Preferred Stock
Class A, $.01 par value
Authorized shares	600	600
Issued shares	590	590
Outstanding shares	590	590

Treasury Stock
.31 shares of Class A common, at cost	$(20,206)	$(20,206)

The Board of Directors has authorized the issuance of 8% non-cumulative (non-voting) Class A preferred stock. Each share of the Class A preferred stock may be converted into shares of the Company’s common stock on a one-for-one basis. In the event of liquidation, the preferred shareholders would receive $3,870.26 per share prior to any distributions to common shareholders. For the years ended December 31, 2004 and 2003, no shares of preferred were converted into shares of common stock and TEC owned 100% of the outstanding shares of preferred stock. Additionally, no dividends were declared by the Board of Directors during the period in question.

6.     COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases various types of equipment and facilities under operating leases. At December 31, 2004, future minimum lease payments under noncancelable operating leases are as follows:

2005	$607,035
2006	532,697
2007	481,608
2008	237,224
2009	118,249
Thereafter	--
Total	$1,976,813

Total rental expenses for cancelable and noncancelable operating leases amounted to $1,283,244 and $1,358,741 for 2004 and 2003, respectively. The majority of the future minimum annual rentals, for operating leases expiring in various years through 2009, relates to office space, telecommunications equipment and equipment facility space.

Certain operating leases provide for escalation clauses with respect to monthly rent. Each annual period rent may be adjusted by a proportionate share of the landlord’s operating and maintenance costs pertaining to the premises as compared to a pre-determined base. Also, certain operating leases provide for renewal options at the fair market rental rate at the time of the lessee’s exercising the option to renew. In the normal course of business, operating leases are generally renewed or replaced by other leases.

The Company and its subsidiaries are involved in various unspecified litigation matters primarily arising in the normal course of business. The outcome of the individual matters is not predictable. However, in the opinion of management, the final resolution of these legal matters, in the aggregate, will not have a material adverse effect on the Company’s financial position.

In connection with outstanding line cost agreements for long distance services, it is the Company’s normal business practice to withhold payment on line usage until such time as disputed billings are resolved with the carrier. The ultimate resolution of such disputed charges, in the aggregate, will not have a material adverse effect on the financial condition of the Company.

The Company is currently defending several claims relating to compensation to payphone service providers that have been filed by payphone service providers with the Federal Communications Commission (the FCC). The Telecommunications Act of 1996 requires that payphone service providers are fairly compensated for all completed intrastate and interstate calls originating from payphones in the U.S. In a series of orders, the FCC promulgated telephone service regulations to implement the payphone surcharge obligations and established the payphone compensation liabilities for interexchange carriers for both the Interim Period (November 7, 1996 through October 6, 1997) and the Intermediate Period (October 7, 1997 through April 20, 1999).

The Company intends to vigorously defend any and all claims brought by payphone service providers with respect to payphone compensation for both the Interim and Intermediate Period. Additionally, the Company has retained legal counsel to represent its interests before the FCC with respect to such matters. Furthermore, the Company believes that it has valid counterclaims, offsets and defenses which would potentially limit the Company’s specific liability for such charges. As of the date of the audit report, the results of both asserted and unasserted claims cannot be predicted with certainty, and therefore no evaluation can be made as to the likelihood of an unfavorable outcome. Even though the outcome of the matters discussed above cannot be predicted with certainty, the Company has assessed its risk and has made accounting estimates as required under generally accepted accounting principles. Based on estimates prepared by management, the Company had accruals of $705,500 and $376,300 at December 31, 2004 and 2003, respectively, to cover potential future expenditures. Accruals recorded for such contingencies are included within the “Commitments and contingent liabilities” financial statement line item on the accompanying consolidated balance sheets.

Depending on the results of future legislation, the outcome of future court cases involving similar claims and other related factors, it is reasonably possible that the Company could incur additional costs in excess of the amounts accrued at December 31, 2004 related to payphone compensation claims. The ultimate settlement amounts paid in the future, if any, could have a material effect on the Company’s financial condition, results of operations and operating cash flows. However, such additional costs, if any, cannot be currently estimated. Management of the Company will revise its estimates of such liability prospectively as additional information is obtained.

The IRS is currently in the process of auditing TEC’s federal income tax returns for the years 2002 and 2003 (which include the Company). As the final outcome of such IRS related proceedings cannot be predicted at year end, the accompanying consolidated financial statements do not contain any reserves or loss contingencies.

7.     EMPLOYEE BENEFIT PLANS

Employee Stock Ownership Plan (ESOP)

TEC sponsors an ESOP that covers substantially all U.S. based employees with one year or more of service with a participating company, and accounts for its ESOP in accordance with Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans”. Participating companies include TEC and its subsidiaries (including the Company). Participating company contributions determined annually by TEC’s Board of Directors fund this plan. The Company contributed $0 and $187,752 during 2004 and 2003, respectively, which is reflected as compensation expense in the accompanying consolidated financial statements.

Pension and Profit Sharing

The Company is included in the Telephone Electronics Corporation Pension and Profit Sharing Plan and Trust (the TEC Plan) which covers substantially all employees. Employer annual contributions, if any, are made from profits in an annual amount determined at the sole discretion of the employer, but not in excess of the amounts permitted under the Internal Revenue Code as a deductible expense. There were no contributions to the TEC Plan during 2004 or 2003.

As of January 1, 2004 the TEC Plan was amended and restated to a 401(k) plan. Participating employees may contribute a portion of their compensation to the Plan, and the Company, at its discretion, makes matching contributions based on the employee’s contribution. Participation in the 401(k) Plan is open to employees who have attained the age of 21, completed one year of service (as defined under the 401(k) Plan), and are not covered by a collective bargaining agreement. Currently, the Company makes safe harbor matching contributions of 100% of the first 3% of employee compensation contributed to the 401(k) Plan and 50% of the next 2% of employee compensation contributed to the 401(k) Plan. Total matching contributions recognized by the Company were $136,213 for the year ended December 31, 2004.

During 2004 the Company liquidated the Transtel 401(k) Plan which had been established in prior years for the benefit of the Company’s employees, and transferred the cash balances into the TEC 401(k) Plan. For the fiscal years ended December 31, 2004 and 2003, the Company did not make any contributions to the Transtel 401(k) Plan.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosures About Fair Value of Financial Instruments” requires disclosure of fair value information about financial instruments, whether or not recognized on the face of the balance sheet, for which it is practical to estimate such fair value. SFAS No. 107 defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of expected future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in an immediate settlement of the underlying instrument.

The carrying amount for cash and cash equivalents, cash investments, receivables, accounts payable and short-term debt approximates fair value due to the short maturity of these instruments.

9.     SUBSEQUENT EVENTS

On May 2, 2005, TEC signed a definitive asset purchase agreement with UCN, Inc. (UCN) to sell certain telecommunications network equipment, customer lists, intangibles and other operating assets of the Company for $2.2 million. Additionally, under the terms of the agreement UCN has agreed to assume certain operating lease commitments of the Company relating to such assets, and will operate the day-to-day activities of the Company under a management agreement until the requisite regulatory approvals are obtained. UCN is a Salt Lake City based provider of on-demand contact center application services and business telecommunications services.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

TRANSTEL COMMUNICATIONS, INC.

We have audited the consolidated balance sheets of Transtel Communications, Inc. (a wholly-owned subsidiary of Telephone Electronics Corporation) and Subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of stockholders’ equity, operations, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraphs, we conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company had recorded inter-company receivables of $19,413,063, which is included in receivables from affiliates, as of December 31, 2003 and 2002, that, in our opinion, are more appropriately recorded as dividends in order to conform with U.S. generally accepted accounting principles. If these receivables were recorded as dividends, both retained earnings and inter-company receivables would be decreased by $19,413,063 as of December 31, 2003 adn 2002.

In our opinion, except for the effects of the inter-company receivables discussed in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of Transtel Communications, Inc. and Subsidiaries as of December 31, 2004 and 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/ s / Mayer Hoffman McCann PC

Salt Lake City, Utah
July 29, 2004

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2003 AND 2002

Assets

	2003	2002
CURRENT ASSETS
Cash and cash equivalents	$7,170,940	$6,731,046
Cash investments	2,677,491	2,588,640
Accounts receivable
Customers, less allowance for doubtful accounts
of $658,047 and $615,816, respectively	3,333,097	4,225,049
Other	79,679	279,179
Deferred tax assets (Note 4)	280,492	247,898
Prepayments and other current assets	391,035	231,108
	13,932,734	14,717,359

NONCURRENT ASSETS
Receivables from affiliates (Note 2)	19,413,063	19,156,725
Deferred charges	542,689	438,481
Deferred tax assets (Note 4)	579,351	347,871
Other noncurrent assets	72,425	75,026
	20,607,528	20,018,103

PROPERTY AND EQUIPMENT
Communications system	18,368,363	18,502,162
Office furniture and equipment	1,594,123	1,605,035
	19,962,486	20,107,197
Accumulated depreciation and amortization	(18,884,093)	(18,111,223)
	1,078,393	1,995,974

TOTAL ASSETS	$35,618,655	$36,731,436

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

Liabilities and Stockholders’ Equity

	2003	2002
CURRENT LIABILITIES
Accounts payable
Trade	$469,748	$487,374
Circuit costs	2,625,449	2,786,800
Accrued taxes	479,118	578,379
Other accrued liabilities	591,369	709,217
	4,165,684	4,561,770

COMMITMENTS AND CONTINGENCIES (Note 6)	--	--

REDEEMABLE PREFERRED STOCK (Note 5)	6	6

STOCKHOLDERS' EQUITY (Note 5)
Common stock	4	4
Paid-in capital	2,435,090	2,435,090
Retained earnings	29,038,077	29,754,772
Treasury stock	(20,206)	(20,206)
	31,452,965	32,169,660

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$35,618,655	$36,731,436

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

Common Shares Outstanding		Total Stockholders' Equity	Common Stock	Paid-In Capital	Retained Earnings		Accumulated Other Comprehensive Income	Treasury Stock

	BALANCES,
988.5	December 31, 2001	$33,680,696	$4	$2,435,090	$31,255,951		$9,857	$(20,206)

--	Net Loss	(1,501,179)	--	--	(1,501,179)		--	--

	Reversal of prior year unrealized gains
	on marketable equity securities (net of
--	federal taxes of $5,915)	(9,857)	--	--	--		(9,857)	--

	BALANCES,
988.5	December 31, 2002	32,169,660	4	2,435,090	29,754,772.0	0	--	(20,206)

--	Net Loss	(716,695)	--	--	(716,695)		--	--

	BALANCES,
988.5	December 31, 2003	$31,452,965	4	$2,435,090	$29,038,077		--	$(20,206)

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
COMMUNICATION SERVICES REVENUES	$34,370,278	$38,312,855

COST OF COMMUNICATION SERVICES
Circuit costs	18,609,183	21,023,996
Other direct costs	1,413,602	1,784,261
	20,022,785	22,808,257

Gross profit	14,347,493	15,504,598

OPERATING EXPENSES
General operating expenses	14,411,219	16,763,348
Depreciation and amortization	1,049,146	1,454,895
	15,460,365	18,218,243

Operating loss	(1,112,872)	(2,713,645)

NONOPERATING INCOME/(EXPENSE)
Interest expense	(6,061)	(107,357)
Interest income	171,240	272,780
Other income - net	1,918	385,090
	167,097	550,513

Loss before income taxes	(945,775)	(2,163,132)

INCOME TAX BENEFIT (Note 4)	(229,080)	(661,953)

Net Loss	$(716,695)	$(1,501,179)

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(716,695)	$(1,501,179)
Depreciation and amortization	1,049,146	1,454,895
Amortization included in circuit costs (Note 1)	196,490	173,040
Goodwill impairment loss	--	32,479
Provision for uncollectible revenues	(326,981)	376,112
Provision for deferred income taxes (Note 4)	(264,074)	(138,831)
(Gain) loss on sale of assets	743	(4,494)
Adjustments to reconcile net loss to net cash
provided by operating activities:	865,021	847,939
Net cash provided by operating activities	803,650	1,239,961

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(132,607)	(690,184)
Payments for deferred circuit installations (Note 1)	(300,699)	(197,465)
Redemption of cash investments	3,588,640	2,513,339
Purchase of cash investments	(2,677,491)	(2,588,640)
Proceeds from sales of investments	--	2,598,840
Proceeds from sales of property and equipment	300	4,709
(Advances)/repayments to/from affiliates	158,101	(2,567,846)
Net cash used for investing activities	(363,756)	(927,247)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments and retirements of long-term debt	--	(772,931)
Net cash used for financing activities	--	(772,931)

Net increase (decrease) in cash and cash equivalents	439,894	(460,217)

Cash and cash equivalents at beginning of year	6,731,046	7,191,263

Cash and cash equivalents at end of year	$7,170,940	$6,731,046

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Changes in assets and liabilities
Accounts receivable - customers	$1,218,933	$350,364
Accounts receivable - affiliates (Note 2)	--	(414,439)
Accounts receivable - other	199,500	233,945
Prepayments and other current assets	(159,927)	1,240,134
Other noncurrent assets	2,601	3,361
Accounts payable	(178,977)	(67,949)
Accrued taxes	(99,261)	(372,829)
Other accrued liabilities	(117,848)	(108,877)
Other - net	--	(15,771)
Total adjustments	$865,021	$847,939

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:

Interest	$6,061	$107,357

Income taxes	$--	$--

NONCASH TRANSACTIONS:

Reclass of accounts receivable - affiliates to
Receivable from affiliates	$414,439	$--

The accompanying notes are an integral part of these financial statements.

TRANSTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Transtel Communications, Inc. (Transtel) and all wholly-owned subsidiaries (collectively, the Company). The Company’s wholly-owned subsidiaries include Tel America of Salt Lake City, Inc., National Network Corporation, Extelcom, Inc., and Communication Recovery Services, Inc.

Except as otherwise disclosed, all significant intercompany transactions have been eliminated.

Nature of Operations

The Company is a diversified telecommunications enterprise. The Company’s principal line of business is the provision of long distance communication services to individuals and businesses within the continental United States, primarily in the states of Utah, California, Nevada, Arizona and Colorado. Transtel is a wholly-owned subsidiary of Telephone Electronics Corporation (TEC).

Revenue Recognition

All revenues are recognized in the period in which fees are fixed and determinable and the related products or services are provided to the end user regardless of the period in which they are subsequently billed.

Deferred revenue results from the billing of revenue or the receipt of cash in advance of when. such revenues are recognized.

Allowance for Doubtful Accounts

The allowance for doubtful accounts reflects the Company’s estimate of possible losses related to its trade accounts receivable. In establishing the allowance for doubtful accounts, the Company considers a number of factors, including historical collection experience, aging of the accounts receivable balances, current economic conditions, and a specific customer’s ability to meet its financial obligations to the Company.

Property and Equipment

Property and equipment are recorded at cost. Maintenance and repairs, as well as the replacement of minor items, are charged against income as incurred, while renewals and major replacements are capitalized.

The Company generally provides depreciation on fixed assets using the straight-line method over the estimated useful lives of the respective assets as follows:

Estimated Useful Life
Communications system	3 - 10 Years
Office furniture and equipment	3 - 10 Years

Depreciation and amortization for property, plant and equipment amounted to approximately $1.0 million and $1.5 million for 2003 and 2002, respectively.

Income Taxes

The Company is included in the consolidated federal income tax return of TEC and in certain TEC consolidated state income tax returns. For financial reporting purposes, income taxes are generally calculated and settled as though the Company had prepared a separate consolidated tax return. The federal income tax benefits of the Company’s losses are credited to the Company in the year the losses occur, if they can be utilized on a TEC consolidated basis.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and capital loss and tax credit carryforwards.

Recently Issued Accounting Pronouncements

In June 2001, the FASB issued SFAS No. 143, “Accounting for Asset Retirement Obligations.” The statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The Company implemented SFAS No. 143 effective January 1, 2003. The adoption did not have a material impact on the Company’s consolidated results of operations or financial position, as the Company has not historically incurred any significant legal obligations associated with the retirement of its long-lived assets.

In June 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized only when the liability is incurred, and is effective for all exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 by the Company on January 1, 2003 did not have a material impact on the consolidated results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” SFAS No. 150 establishes standards for classification and measurement of certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within the scope of SFAS No. 150 as a liability. On November 7, 2003, the FASB issued FASB Staff Position No. 150-3 which deferred certain aspects of SFAS No. 150. The Company does not believe that the ultimate implementation of SFAS No. 150 in 2004 will have a material impact on the Company’s consolidated statement of operations or financial position.

In January 2003, the FASB issued FASB Interpretation (FIN) No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51, Consolidated Financial Statements,” and subsequently revised the accounting standard m December 2003 with the issuance of FIN 46-R. This interpretation requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if certain criteria are met, as outlined in the Interpretation, The Company does not anticipate that the adoption of this Statement in 2004 will have a material impact on the consolidated results of operations or the financial position of the Company.

Deferred Charges

Deferred installation costs, which are included within “Deferred charges” in the accompanying consolidated balance sheets, represent the costs incurred to connect new circuits to long distance networks. Installation costs are amortized over their related benefit period of five years using the straight-line method. The Company deferred $300,699 and $197,465 of installation costs and amortization amounted to $196,490 and $173,040 for 2003 and 2002, respectively.

Impairment or Disposal of Long-Lived Assets

In accordance with SFAS No. 144, the Company periodically reviews the carrying value of its long-lived assets and intangible assets subject to amortization whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. To the extent that the carrying value of an asset exceeds its estimated future cash flows, an impairment loss is recognized.

Cash, Cash Equivalents and Cash Investments

For purposes of the consolidated balance sheets and statements of cash flows, the Company considers all demand deposits, time deposits, and certificates of deposit purchased with an original maturity of three months or less to be cash equivalents.

Disclosures About Concentrations

The Company is subject to credit risk primarily through cash balances in excess of FDIC coverage, short-term cash investments, trade receivables, and notes receivable.

Cash balances on deposit and short-term cash investments are placed with high credit-quality financial institutions and in short-duration, high quality debt securities. Although cash balances on deposit exceed the FDIC limits of coverage, the Company believes the risk of loss is remote.

The Company extends credit to customers generally on an unsecured basis in the normal course of business. The Company believes that the concentration of credit risk with respect to its trade receivables is minimized because of the Company’s large customer base and its geographic dispersion.

Advertising Costs

Costs incurred for producing and communicating advertising are expensed as incurred. Advertising expense was $624,108 and $648,396 for the years ended December 31, 2003 and 2002, respectively.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically and, as adjustments become necessary, they are reported in the consolidated earnings of the Company in the period in which they become known.

Comprehensive Income

Comprehensive income (loss) includes net earnings (loss) and other non-owner related changes in equity not included in the net earnings (loss) of the Company, such as unrealized gains and losses on marketable equity securities classified as available-for-sale.

Reclassifications

Certain reclassifications have been made to conform 2002 amounts to 2003 classifications, none of which had a material effect on these consolidated financial statements.

2.     AFFILIATED TRANSACTIONS

In the normal course of operations, the Company receives and provides certain services or engages in transactions with TEC and certain subsidiaries of TEC (the TEC Group). The significant services and transactions with affiliated companies not discussed elsewhere are summarized as follows:

	2003	2002
Amounts incurred for executive, managerial,
technical, accounting, insurance, and other
services provided by TEC	$2,155,173	$2,506,546

Assistance with tariff agreements, negotiations
and settlements with connecting companies
provided by a subsidiary of TEC	33,805	26,160

Amounts incurred for network transmission services
provided by other members of the TEC Group	793,786	781,324

In addition to the above transactions, the Company had a payable to TEC of $281,383 at December 31, 2003 for federal and state income taxes which is reflected in “Receivables from affiliates” in the accompanying consolidated balance sheets, net of other affiliate receivables and payables. The Company did not make any 2003 tax payments to TEC for federal or state tax obligations. hi addition to the above transactions, the Company had a payable to TEC of $2.55,989 at December 31, 2002 for federal and state income taxes. The Company did not make any 2002 tax payments to TEC for federal or state tax obligations.

The net balances due (to)/from affiliated companies are reflected in the financial statements as follows:

	2004	2003
Receivables from affiliates	$19,413,063	$19,156,725
Amounts included in:
Accounts receivable - trade	523	1,041
Accounts receivable - affiliates	--	414,439
Accounts receivable - other	--	186,706
Accounts payable - circuit costs	(335,560)	(349,224)
Other accrued liabilities	(8,151)	(6,297)
	$19,069,875	$19,403,390

3.     RELATED PARTY TRANSACTIONS

The Company engaged in transactions with certain related parties, the majority of which relate to network transmission services. The significant transactions not discussed elsewhere are summarized as follows:
	2003	2002
Amounts incurred for network transmission services
provided by companies owned or controlled by officers
and directors of TEC	$151,447	$153,272

Lease payments paid to an officer for rent of office space
	11,400	11,400

Rents paid to an officer and director of TEC for the use of
property	21,600	21,600

The net balances due (to)/from officers, directors, companies owned or controlled by officers and directors, and investee companies of TEC and the Company are reflected in the financial statements as follows:

	2003	2002
Amounts included in:
Accounts payable - circuit costs	$--	$(19,538)

4.     INCOME TAXES

Income taxes are charged to operations as follows:

	2004	2003
Current
Federal	$25,394	$(523,182)
State	9,600	60
	34,994	(523,122)
Deferred
Federal	(250,755)	(108,773)
State	(13,319)	(30,058)
	(264,074)	(138,831)

	$(229,080)	$(661,953)

The following is a summary of the items which cause the effective tax rate based on pretax income to differ from the statutory federal income tax rate:

	2004			2003
	Amount	% of Pretax Income		Amount	% of Pretax Income
Computed "expected" federal
income tax benefit	$(331,021)	(35.	0)%	$(757,096)	(35.	0)%
State income tax expense (benefit),
net of federal income tax effect	(2,417)	(.3)		(19,499)	(.9)
Items not deductible for tax purposes	94,133	10.3		95.05	4.4
Other - net	7,225.8			19,637	0.9
Actual income tax expense (benefit)	$(229,080)	(24.2)%		$(661,953)	(30.	6)%

The tax effects of temporary differences that give rise to the deferred tax assets and liabilities at December 31, 2003 and 2002 were as follows:

	2003	2002
Allowance for doubtful accounts	$272,370	$264,903
Intangible assets	36,596	42,373
Net Operating Loss	151,613	--
Property, plant and equipment, primarily due to depreciation	419,369	328,675
Other - net	(20,105)	(40,182)
	$859,843	$595,769

During 2003, TEC reached a final settlement with the IRS Appeals Division for 1997 and 1998 federal income tax returns (which included the Company). This settlement had no effect on the Company’s 2003 or 2002 consolidated results of operations.

At December 31, 2003, federal net operating loss carryforwards were approximately $433,000. The carryforwards expire in 2023.

5.     CAPITAL STOCK

The Company has not issued new stock certificates based on prior year amendments to the Articles of Incorporation, which reduced the aggregate number of shares of stock that the Company has the authority to issue. Had such certificates been issued, the capital stock of the Company at December 31, 2003 and 2002, would be summarized as follows:

	2003	2002
Common Stock
Class A, $.01 par value
Authorized shares	400.00	400.00
Issued shares	398.41	398.41
Outstanding shares	398.41	398.41

Preferred Stock
Class A, $.01 par value
Authorized shares	600.00	600.00
Issued shares	590.40	590.40
Outstanding shares	590.40	590.40

Treasury Stock
.31 shares of Class A common, at cost	$(20,206)	$(20,206)

The Board of Directors has authorized the issuance of 8% non-cumulative (non-voting) Class A preferred stocks Each share of the Class A preferred stock may be converted into shares of the Company’s common stock on a one-for-one basis. In the event of liquidation, the preferred shareholders would receive $3,870.26 per share prior to any distributions to common shareholders. For the years ended December 31, 2003 and 2002, no shares of preferred were converted into shares of common stock and TEC owned 100% of the outstanding shares of preferred stock. Additionally, no dividends were declared by the Board of Directors during the period in question.

6.     COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases various types of equipment and facilities under operating leases. At December 31, 2003, future minimum lease payments under noncancelable operating leases are as follows:

2004	$881,641
2005	211,211
2006	63,465
2007	49,110
2008	40,925
Thereafter	--
Total	$1,246,352

Total rental expenses for cancelable and noncancelable operating leases amounted to $1,358,741 and $1,342,398 for 2003 and 2002, respectively. The majority of the future minimum annual rentals, for operating leases expiring in various years through 2008, relates to office space, telecommunications equipment and equipment facility space.

Certain operating leases provide for escalation clauses with respect to monthly rent. Each annual period rent may be adjusted by a proportionate share of the landlord’s operating and maintenance costs pertaining to the premises as compared to a pre-determined base. Also, certain operating leases provide for renewal options at the fair market rental rate at the time of the lessee’s exercising the option to renew. In the normal course of business, operating leases are generally renewed or replaced by other leases.

The Company and its subsidiaries are involved in various unspecified litigation matters primarily arising in the normal course of business. The outcome of the individual matters is not predictable. However, in the opinion of management, the final resolution of these legal matters, in the aggregate, will not have a material adverse effect on the Company’s financial position.

In connection with outstanding line cost agreements for long distance services, it is the Company’s normal business practice to withhold payment on line usage until such time as disputed billings are resolved with the carrier. The ultimate resolution of such disputed charges, in the aggregate, will not have a material adverse effect on the financial condition of the Company,

The IRS is in the process of examining TEC’s federal income tax returns for the years 1999, 2000, and 2001 (which include the Company). As the final outcome of such IRS related proceedings cannot be predicted at year end, the accompanying consolidated financial statements do not contain any reserves or loss contingencies.

7.     EMPLOYEE BENEFIT PLANS

Employee Stock Ownership Plan (ESOP)

TEC sponsors an ESOP that covers substantially all U.S. based employees with one year or more of service with a participating company, and accounts for its ESOP in accordance with Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans”. Participating companies include TEC and its subsidiaries (including the Company). Participating company contributions determined annually by TEC’s Board of Directors fund this plan. The Company contributed $187,752 and $666,894 during 2003 and 200'7,, respectively, which is reflected as compensation expense in the accompanying consolidated financial statements.

Pension and Profit Sharing

The Company is included in an employee profit sharing plan (the Plan) sponsored by TEC, which covers substantially all employees, Employer annual contributions have historically been made at the sole discretion of the employer, in amounts allowable as deductible expenses under the applicable Internal Revenue Code section, from the Company’s earnings. For the fiscal years ended December 31, 2003 and 2002, the Company did not make any contributions to the Plan and does not anticipate any such contributions to be made in the future. A final determination as to the ultimate disposition of the Plan and/or plan assets has not been made by TEC: during the period in question.

In addition, the Company maintains a separate 401(k) Plan for the benefit of its employees which. provides for matching contributions to be made at its discretion based on the employee contributions as prescribed in the underlying plan documents. For the fiscal years ended December 31, 2003 and 2002, the Company did not make any contributions to the Plan and does not anticipate any such contributions to be made in the future.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosures About Fair Value of Financial Instruments” requires disclosure of fair value information about financial instruments, whether or not recognized on the face of the balance sheet, for which it is practical to estimate such fair value. SFAS No. 107 defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument; such as estimates of timing and amount of expected future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in an immediate settlement of the underlying instrument.

The carrying amount for cash and cash equivalents, cash investments, receivables, accounts payable and short-term debt approximates fair value due to the short maturity of these instruments.

The carrying amount for “Receivables from affiliates” in the Company’s consolidated financial statements does not approximate fair value at December 31, 2003 or 2002. This is primarily due to the fact that the underlying receivables represent amounts due from TEC affiliate entities which will generally not be settled in the normal course of business, and it is not practical to estimate the values for such noncurrent receivables, as there is no ready market with which to obtain fair values.

UCN, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
March 31, 2005
(in thousands)

	UCN, Inc.	Transtel, Inc.	Pro forma adjustments		Pro forma combined

ASSETS
Current assets:
Cash and cash equivalents	$3,927	$6,142	$(6,142	) a	$3,927
Restricted cash	1,493	--		--	1,493
Accounts and other receivables, net	7,746	2,383	(2,383	) a
			2,388	b	10,134
Other current assets	618	436	(436	) a	--
			32	b	650

Total current assets	13,784	8,961	(6,541)		16,204

Property and equipment, net	3,302	479	(479	) a	--
			270	b	3,572
Intangible assets, net	11,143	--	3,650	b	14,793
Other assets	372	973	(973	) a	--
	--	--	101	b	473

Total assets	$28,601	$10,413	$(3,972)		$35,042

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Line of credit	$2,604	$--	$--		$2,604
Current portion of long-term debt
and capital lease obligations	1,387	--	519	c	1,906
Accounts payable	7,908	3,263	(3,263	) a	--
	--	--	2,108	b	10,016
Accrued liabilities	2,317	884	(884	) a	--
	--	--	1,698	b	4,015

Total current liabilities	14,216	4,147	178		18,541

Long-term debt and capital lease obligations	3,943	--	1,603	c	5,546
Other long-term liabilities	--	--	513	b	513

Total liabilities	18,159	4,147	2,294		24,600

Commitments and contingencies (notes 6 and 11)	--	706	(706)	a	--

Stockholders' equity:
Preferred stock	--	--	--	a	--
Common stock	2	--	--	a	2
Additional paid-in capital	40,621	2,435	(2,435	)a	40,621
Warrants and options outstanding	370	--	--		370
Retained earnings (accumulated deficit)	(30,551)	3,145	(3,145	) a	(30,551)
Treasury stock	--	(20)	20	a	--

Total stockholders' equity	10,442	5,560	(5,560)		10,442

Total liabilities and stockholders'equity	$28,601	$10,413	$(3,972)		$35,042

See Accompanying notes

UCN, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2005
(in thousands except per share data)

	UCN, Inc.	Transtel, Inc.	Pro forma adjustments		Pro forma combined
Revenues	$15,974	$5,847	$--		$21,821
Operating expenses:
Costs of revenues	10,371	4,031	--		14,402
General and administrative	3,583	3,153	(698	) d	--
			42	e
			304	f	6,384
Selling and promotion	3,836	--	--		3,836

Total operating expenses	17,790	7,184	(352)		24,622

Loss from operations	(1,816)	(1,337)	352		(2,801)

Other income (expense):
Interest income	20	37	(37	) d	20
Interest expense	(183)	(3)	3	d	--
			(43	) g	(226)

Total other expense, net	(163)	34	(77)		(206)

Loss before income taxes	(1,979)	(1,303)	275		(3,007)

Income tax benefit	--	(47)	47	d	--

Net loss	(1,979)	(1,256)	228		(3,007)

Preferred stock dividends	(38)	--	--		(38)

Net loss applicable to common stockholders	$(2,017)	$(1,256)	$228		$(3,045)

Net loss per common share:
Basic	$(0.10)	--	--		$(0.16)
Diluted (not presented due to antidilution)	$--	--	--		$--

Weighted average common shares outstanding:
Basic	19,502	--	--		19,502
Diluted (not presented due to antidilution)	--	--	--		--

See Accompanying notes

UCN, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
Year Ended December 31, 2004
(in thousands except per share data)

	UCN, Inc.	Transtel, Inc.	Pro forma adjustments		Pro forma combined
Revenues	$65,159	$26,787	$--		$91,946

Operating expenses:
Costs of revenues	36,803	16,834	--		53,637
General and administrative	15,070	13,473	(2,921	) d	--
	--	--	167	e	--
	--	--	1,061	f	26,850
Selling and promotion	14,734	--	--		14,734

Total operating expenses	66,607	30,307	(1,693)		95,221

Loss from operations	(1,448)	(3,520)	1,693		(3,275)

Other income (expense):
Interest income	38	156	(156	) d	38
Interest expense	(812)	(14)	14	d	--
	--	--	(155	) g	(967)
Gain on early extinguishment of debt	109	--	--		109

Total other expense, net	(665)	142	(297)		(820)

Loss before income taxes	(2,113)	(3,378)	1,396		(4,095)

Income tax expense	--	324	(324	) d	--

Net loss	(2,113)	(3,702)	1,720		(4,095)

Preferred stock dividends	(672)	--	--		(672)

Net loss applicable to common stockholders	$(2,785)	$(3,702)	$1,720		$(4,767)

Net loss per common share:
Basic	$(0.22)	--	--		$(0.38)
Diluted (not presented due to antidilution)	$--	--	--		$--

Weighted average common shares outstanding:
Basic	12,621	--	--		12,621
Diluted (not presented due to antidilution)	--	--	--		--

UCN, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1.     BASIS OF PRESENTATION

On May 1, 2005 UCN entered into an agreement with Telephone Electronics Corporation (“TEC”), and with Transtel Communications, Inc., a subsidiary of TEC, wherein UCN agreed to purchase all of the operating assets and certain of the liabilities of Transtel and its subsidiaries. UCN issued to Transtel an eight percent promissory note for the purchase price of $2.12 million, after imputing additional interest. The note is payable in 36 equal monthly installments of principal and interest. The note is secured by certain of the assets acquired, but is subordinate with respect to Transtel-related accounts receivable to the finance company with whom UCN has its line of credit arrangement. At the time of the acquisition, UCN anticipated incurring additional acquisition costs of approximately $2.1 million.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition (in thousands):

Current assets	$2,420
Property, plant and equipment	270
Intangible assets, including customer base	3,650
Other assets	101

Total assets acquired	6,441

Current liabilities	(3,806)
Other long-term liabilities	(513)

Total liabilities assumed	(4,319)

Net assets acquired	$2,122

The accompanying unaudited pro forma combined condensed financial statements have been prepared to illustrate the estimated effect of this transaction. The pro forma financial statements do not reflect any anticipated cost savings inherent in the Company redirecting acquired resources, or synergies that are anticipated to result from the transaction, and there can be no assurance that any such cost savings or synergies will occur. The Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 2004 and three months ended March 31, 2005 give pro forma effect as if the transaction had occurred on January 1, 2004 and 2005, respectively. The Unaudited Pro Forma Combined Condensed Balance Sheet gives pro forma effect as if the transaction had occurred on March 31, 2005.

The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the transaction taken place on the assumed dates or during the periods presented, or which may be reported in the future. The pro forma adjustments are described in these accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. This pro forma information should be read in conjunction with the historical financial statements and notes related thereto for UCN, Inc. and Transtel Communications, Inc. and Subsidiaries.

An allocation of the purchase price has been made to major categories of assets in the accompanying pro forma financial statements based on information currently available. Any final allocation of the purchase price and the resulting effect on income or loss from operations may differ from the pro forma amounts included herein. These pro forma adjustments represent the Company’s initial determination of purchase accounting adjustments and are based on available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the pro forma financial statements are subject to change, and the final amounts may differ substantially.

The transaction was recorded using the purchase method of accounting. The allocation of the aggregate purchase price to the tangible and indentifiable assets and liabilities acquired and assumed in connection with this acquisition was based on the estimated fair values as estimated by the Company. The acquired customer base is expected to have an estimated useful life of four years, and is being amortized on an accelerated basis.

2.      PRO FORMA ADJUSTMENTS

Pro forma adjustments for the unaudited pro forma combined condensed financial statements are as follows:

(a)	Represents adjustments to eliminate existing assets, liabilitites, and equity of Transtel, Inc. and Subsidiaries.

(b)	Represents adjustments to reflect the assets specifically acquired, and liabilities assumed, by UCN, Inc.

(c)	Represents the promissory note issued in connection with the asset purchase.

(d)	Elimination of expense amounts unrelated to the acquired business operations.

(e)	Represents depreciation expense on acquired equipment.

(f)	Represents amortization expense of the acquired customer base over four years.

(g)	Represents interest expense on the promissory note issued to Transtel, Inc. and Subsidiaries

3.      PRO FORMA NET LOSS PER SHARE

The net loss attributable to common shareholders and shares used in computing the net loss per share attributable to common shareholders for the year ended December 31, 2004 and for the three months ended March 31, 2005 are based on the historical weighted average common shares outstanding. Common stock issuable upon the exercise of stock options and warrants have been excluded from the computation of net loss per share attributable to common shareholders, as the effect would be anti-dilutive.